                                                                   EXHIBIT 10.2


THIS BRIDGE NOTE HAS BEEN ISSUED BY STYLES ON VIDEO, INC. AND FOREVER YOURS, INC. WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 PURSUANT TO THE EXEMPTION PROVIDED BY SECTION 4(2) OF THAT ACT AND CANNOT BE RESOLD WITHOUT REGISTRATION UNDER SAID ACT OR AN EXEMPTION THEREFROM.

                 STYLES ON VIDEO, INC. AND FOREVER YOURS, INC.

                      10% BRIDGE NOTE DUE OCTOBER 1, 1996

$180,000                                            Newbury Park, California
                                                          September 19, 1996





        FOR VALUE RECEIVED, the undersigned, Styles on Video, Inc., a
Delaware corporation ("SOV") and Forever Yours, Inc., a California Corporation ("FYI") and, together with SOV, the "Companies"), hereby jointly and severally promise to pay INTERNATIONAL DIGITAL INVESTORS, L.P. or its registered assigns (the "Payee"), the principal amount of ONE HUNDRED EIGHTY THOUSAND AND NO/DOLLARS ($180,000.00) (or so much thereof as shall not have been prepaid) on October 3, 1996, with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal balance hereof at the rate equal to the lesser of 10% per annum or the maximum rate permitted by law, from the date hereof or the default date, payable upon any payment of this Bridge Note to the extent accrued on the amount paid. Payments of principal of, and interest on, this Bridge Note shall be made in lawful money of the United States of America in same day funds at the offices of International Digital Investors, L.P., 701 Brickell Avenue, Ste. 2424, MIAMI, FL 33131, or at such other place a Payee may direct.

        This Bridge Note is secured by that certain Security Agreement, dated as of the date hereof among the Companies and Payee and is entitled to the benefits thereof.

        Payee hereby agrees, by its acceptance hereof, that before disposing of this Bridge Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of
                      --------  -------
any payment made on this Bridge Note shall not limit or otherwise affect the obligations of the Companies hereunder with respect to payments of principal of or interest on this Bridge Note.

        Upon surrender of this Bridge Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed by, the registered holder hereof or such holder's attorney duly authorized in writing, a new Bridge Note or Notes aggregating a like outstanding principal amount will be issued to, and at the option of the holder, registered in the name of, the transferee. The Companies may deem and treat the person in whose name this Bridge Note is registered as the holder and owner hereof for the purpose of receiving payments and for all other purposes whatsoever, and the Companies shall not be affected by any notice to the contrary.

      Whenever any payment on this Bridge Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note. As used herein, "Business Day" shall mean any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the States of California or Florida or is a day on which banking institutions located in such states are authorized or required by law or other governmental action to close.

      THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

      Upon the failure of the Companies to pay any principal, interest or other amount due under this Bridge Note when due, whether at stated maturity, by declaration, acceleration, demand or otherwise, the unpaid balance of the principal amount of this Bridge Note, together with all accrued and unpaid interest thereon, shall become immediately due and payable, without presentment, demand, notice, protest or other requirements of any kind (all of which are hereby expressly waived by the Companies.) THE COMPANIES WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY JUDICIAL PROCEEDING RELATING TO THIS BRIDGE NOTE.

      If all principal, interest and/or other amounts due are not paid prior to or on October 1, 1996, the interest rate payable on the Bridge Note shall be increased to the Default Rate. The Default Rate shall be 12.5 per annual for the period October 1996 through December 31, 1996 thereafter the interest rate shall increase to 15%.

      No provision of this Bridge Note shall alter or impair the obligations of the Companies, which are absolute and unconditional, to pay the principal of, and interest on, this Bridge Note at the place, at the respective times, and in the currency herein prescribed.

      The Companies jointly and severally promise to pay all costs and expenses, including reasonable attorneys' fees, incurred in the negotiation, drafting, execution, delivery, collection or enforcement of this Bridge Note. The Companies and any endorsers of this Bridge Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

      This Bridge Note may be signed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the Companies have caused this Bridge Note to be duly executed and delivered by this respective officers thereunto duly authorized as of the date at the place first written above.



                             STYLES ON VIDEO, INC



                             By: /s/ K. Eugene Shutler
                                 -----------------------------------

                                 Name: K. Eugene Shutler
                                       -----------------------------

                                 Title: C.E.O.
                                        ----------------------------

                             FOREVER YOURS, INC.

                             By: /s/ N.H. Galgas
                                 -----------------------------------

                                 Name: N.H. Galgas
                                       -----------------------------

                                 Title: C.F.O.
                                        ----------------------------

                                 TRANSACTIONS
                                      ON
                                    BRIDGE
                                     NOTE


                                              Outstanding Principal
           Amount of Bridge      Amount of    Balance On Such Date
          Note Purchased On   Principal Paid  After Such Purchase     Notation
 Date        Such Date         On Such Date      Or Payment            Made By
-------   -----------------   --------------  ---------------------   ---------
09/17/96     $180,000.00

                              SECURITY AGREEMENT

      THIS SECURITY AGREEMENT (this "Agreement") is dated as of September 17, 1996, and entered into by and among STYLES ON VIDEO, INC,. a Delaware corporation ("SOV") FOREVER YOURS, INC., a California corporation ("FYI"; and, together with SOV, the "Debtors"), and INTERNATIONAL DIGITAL INVESTORS, L.P. (the "Secured Party").

                                R E C I T A L S

      WHEREAS, On the date hereof, Debtors have issued a promissory note (the "Bridge Note") to Secured Party and the Debtors wish to pledge to Secured Party, on a first priority basis (subject to the prior security interests (the "Prior Interests") granted under that certain SOV Security Agreement dated as of May 15, 1996 between SOV and the Secured Party, and that certain FYI Security Agreement dated as of May 15, 1996 between FYI and the Secured Party), all Debtors' respective right, title and interest in the Collateral (as defined herein) as security for Debtors' obligations to Secured Party pursuant to the Bridge Note.

      In consideration of the premises and mutual covenants herein contained and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1.  GRANT OF SECURITY.  Each Debtor hereby assigns to the Secured Party,
          -----------------
and hereby grants to the Secured Party a security interest in, all of such Debtor's right, title and interest in and to the items of property listed in
Schedule I annexed hereto, in each case whether now or hereafter existing and wherever the same may be located (the "Collateral").

      2.  PURPOSE OF GRANT.  This Agreement secures, and the security interest
          ----------------
in the Collateral granted to the Secured Party pursuant hereto is collateral security for, the Secured Obligations. The term "Secured Obligations" shall mean and include the full and timely payment and performance by Debtors when due of all of Debtors' joint and several obligations hereunder and under the Bridge Note.

      3. RIGHTS OF THE SECURED PARTY.  The Secured Party and its successors and
         ---------------------------
assigns shall at all times be entitled to exercise in respect of the Collateral all of the rights available to a secured party under the California Uniform Commercial Code (the "Code"). (A) Upon the occurrence of any of the following:
(i) the commencement of a proceeding by or against either Debtor of any of its subsidiaries or affiliates under federal or state bankruptcy, insolvency, reorganization or similar law or (ii) the default by Debtors in paying to Secured Party the amounts due to Secured Party under the

Bridge Note, (B) the Secured Party may exercise in respect of the Collateral,
(i) all the rights and remedies of a secured party in default under the Code (whether or not the Code applies to the affected Collateral), (ii) all of the rights and remedies provided for in this Agreement, and (iii) such other rights and the remedies as may be provided by law or otherwise (such rights and remedies of the Secured Party to be cumulative and non-exclusive). Each Debtor hereby waives all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

                4.  REPRESENTATIONS AND WARRANTIES.  Each Debtor represents
                    ------------------------------
and warrants that (a) this Agreement creates a valid, perfected and first priority security interest in the Collateral (subject to the Prior Interests), securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or will be taken as soon as reasonably practicable after the date hereof, (b) the chief place of business, the chief executive office and the office where each keeps its records is 667 Rancho Conejo Boulevard, Newbury Park, California 91320, and (c) neither Debtor does any business under any tradename or fictitious business name and has not had any other name.

                5.  FURTHER ASSURANCES.  Each Debtor agrees that from time to
                    ------------------
time, at the expense of the Debtors, such Debtor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Party may request, in order to perfect, protect, evidence, renew and/or continue the security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral or otherwise effectuate the purposes and intents of this Agreement, including without limitation, the filing of financing statements for all jurisdictions designated by Secured Party. Each Debtor will also apply the proceeds of the Collateral to the repayment of the Bridge Note immediately upon receipt of such proceeds.

                6.  THE SECURED PARTY APPOINTED ATTORNEY-IN-FACT.  Each Debtor
                    --------------------------------------------
hereby irrevocably appoints the Secured Party as such Debtor's attorney-in-fact, with full authority in the place and stead of such Debtor and in the name of such Debtor, the Secured Party or otherwise, from time to time in the Secured Party's discretion to take any action and to execute any instrument that the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, and such Debtor agrees that such appointment constitutes a power coupled with an interest and is irrevocable throughout the term of this Agreement.

                7.  THE SECURED PARTY'S DUTIES AND LIABILITIES.  The powers
                    ------------------------------------------
conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Secured

Party shall be deemed to exercise reasonable care in the custody and preservation of such Collateral if such Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property.

                8. INDEMNITY AND EXPENSES.
                   ----------------------

                (a) The Debtors jointly and severally agree to indemnify the Secured Party from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Secured Party's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

                (b) The Debtors jointly and severally will upon demand pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, that the Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder or (iv) the failure by the Debtor to perform or observe any of the previsions hereof .

                9.  COUNTERPARTS.  This Agreement may be executed in
                    ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               10.  WAIVER OF JURY TRIAL.  THE DEBTORS AND THE SECURED PARTY
                    --------------------
HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT.


               11.  GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND
                    -------------
OBLIGATIONS OF THE DEBTORS AND SECURED PARTY HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.


                 [remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the Debtors and the Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                        STYLES ON VIDEO, INC.

                                        By: /s/ K. Eugene Shutler
                                           --------------------------------
                                           Name:  K. Eugene Shutler
                                                ---------------------------
                                           Title:  CEO
                                                 --------------------------

                                        FOREVER YOURS, INC.

                                        By: /s/ N.H. Galgas
                                           --------------------------------
                                           Name: N.H. Galgas
                                                ---------------------------
                                           Title: CEO
                                                 --------------------------

                                        INTERNATIONAL DIGITAL INVESTORS,
                                        L.P.

                                        By:   IDI Corp., a Delaware corporation,
                                              its general partner



                                              By:
                                                  ----------------------------
                                                 Name:
                                                      ------------------------
                                                 Title:
                                                       -----------------------

                                  SCHEDULE I
                             TO SECURITY AGREEMENT

                           DESCRIPTION OF COLLATERAL

        The "Collateral" shall mean all (except as otherwise provided below) of each Debtor's right, title and interest of every kind and nature in and to the following items (but none of such Debtor's duties or obligations with respect thereto), tangible or intangible, whether now owned or in existence or hereafter acquired and all products and proceeds thereof, wherever the same may be located:

        1. Any rights, claims, judgments, awards, orders or decrees arising out of or in connection with any judicial action, litigation, arbitration, mediation or other proceedings;

        2. Any rights, claims, judgments, awards, orders or decrees arising out of or in connection with any tax refund or credit by the Internal Revenue Service or any state taxing authority to any Debtor with respect to any fiscal year of any Debtor or under any tax return that has been or is filed with respect to any fiscal year of any Debtor;

        3. Any and all rights to payment for goods sold or leased or for services rendered, including any such rights evidenced by Chattel Paper, whether due or to become due and whether or not earned by performance (excluding any such rights evidenced by Notes Receivable, the "Accounts");
                                                --------

        4. Any and all negotiable instruments, promissory notes, acceptances, drafts, checks, certificates of deposit and other writings that evidence a right to the payment of money by any other person or entity (the "Notes Receivable");
 ----------------

        5. Any and all chattel paper, including writings that evidence both a monetary obligation and a security interest in or lease of specific goods (the "Chattel Paper");
 -------------

        6.      Any and all rights to payment;

     7. Any and all goods that may at any time be held for sale or lease or to be furnished under any contract of service, be so leased or furnished, or constitute raw materials, work in process, parts, supplies or materials that are or might be used or consumed in a business or in connection with the manufacture, selling or leasing of such goods ("Inventory").

     8. Any and all equipment and other goods (excluding Inventory), including the following personal property: machinery, machine tools, office machinery (including computers, typewriters and duplicating machines), motor vehicles, trailers, rolling stock, motors, pumps, controls, tools parts, works of art, furniture, furnishings and trade fixtures, all athletic equipment and supplies, and all molds, dies, drawings, blueprints, reports, catalogs and computer programs related to any of the above (together with all related property described in paragraph 14, the "Equipment");
                                ---------

     9. Any and all fixtures, including machinery, equipment or appliances for generating, storing or distributing air, water, heat, electricity, light, fuel or refrigeration, for ventilating or sanitary purposes, elevators, safes, laundry, kitchen and athletic equipment, trade fixtures, and telephone, television and other communications equipment (the "Fixtures");
                                                    --------

      10. Any and all documents, whether or not negotiable, including bills of lading, warehouse receipts, trust receipts and like (the "Documents");
                                                          ---------

      11. Any and all stocks, bonds, general and limited partnership interests, joint venture interests and other securities, subscription rights, options, warrants, puts, calls and other rights with respect thereto, and investment and brokerage accounts (the "Securities");
                         ----------

      12. Any and all general intangibles, contract rights and other property described below (together with any property listed under paragraph 6 above, the "General Intangibles"), including the following:
 -------------------

           (a) deposit and other accounts, including demand, time savings, passbook and like accounts maintained with any bank, savings and loan association, credit union, brokerage or other institution, and any and all money, instruments and other property from time to time deposited therein or credited thereto, or received, receivable or otherwise distributed therefrom, in respect thereof in exchange therefor, including all interest accruing thereon;

           (b) insurance policies and all rights and claims therein or thereunder (including prepaid and unearned premiums), including insurance against casualty (including by fire and earthquake) or liability (including against environmental cleanup costs), title insurance, business

                                      1-2
        interruption insurance and builders risk insurance, whether covering personal or real property;

                (c) any and all leases of real or personal property, licensing agreements and other contracts, and all guarantees, warranties, royalties, license fees and rights under such contracts;

                (d) any and all governmental approvals, including permits, licenses, certificates of use and occupancy (or their equivalents) and zoning and other approvals, and tax and other refunds, compensation, awards, payments and relief given or made by any governmental authority (including condemnation awards);

                (e) deposits, surety and other bonds, choses and things in action, goodwill, computer programs, computer software (including all source and object codes, all media of any type or nature on which source or object codes are reproduced, copied, stored or maintained), technology processes, proprietary information, patents, patent applications, copyrights, copyright applications, trademarks, trademark applications, service marks, trade and other names, trade secrets and customer lists;

        13. Any and all books and records (including ledgers, correspondence, credit files, computer software, computer storage media and electronically recorded data) pertaining to any Debtor or any of the foregoing and all equipment, receptacles, containers and cabinets therefor;

        14. Any and all accessions, appurtenances, components, repairs, repair parts, spare parts, renewals, improvements, replacements, substitutions and additions to, of or with respect to any of the foregoing;

        15. Any and all rights, remedies, powers and privileges of any Debtor with respect to any of the foregoing.

                               STATE OF DELAWARE

         UNIFORM COMMERCIAL CODE - FINANCING STATEMENT - FORM UCC - 1

----------------------------------------------------------------------------------------------------------------------------------
This FINANCING STATEMENT is presented to a Filing Officer for filing         If to be filed with Recorder of Deeds indicate Tax
pursuant to the Uniform Commercial Code.                                     Parcel No.(s). ______________________________________
                                                                             No. of additional sheets presented__________________.
----------------------------------------------------------------------------------------------------------------------------------
                            PARTIES                                                              PARTIES
----------------------------------------------------------------------------------------------------------------------------------
Debtor (or Assignor) (last name first if individual) and mailing address:   Secured Party(ies) (last name first if individual) and
                                                                            address:
   Styles on Video, Inc.                                                       International Digital Investors, L.P.
   667 Rancho Conejo Drive                                                     40304 Fisher Island Drive
   Newbury Park, California  91320                                             Fisher Island, Florida  33109
----------------------------------------------------------------------------------------------------------------------------------
Debtor (or Assignor) (last name first if individual) and mailing address:   Assignee (if any) of Secured Party(ies) and address of
                                                                            Assignee:



----------------------------------------------------------------------------------------------------------------------------------
This statement is filed without the Debtor's signature to perfect a         Special Types of Parties (check X in applicable box(es))
security interest in collateral (check X in applicable box(es))             [_]  The terms "Debtor" and "Secured Party" mean
[_] Already subject to a security interest in another jurisdiction               "Lessee" and "Lessor", respectively.
    when it was brought into this State.                                    [_]  The terms "Debtor" and "Secured Party" mean
[_] Already subject to a security interest in another jurisdiction when          "Consignee" and "Consignor", respectively.
    the Debtor's location changed to this State.                            [_]  Debtor is a Transmitting Utility.
[_] Which is proceeds of the original collateral described below in         [_]  Debtor acting in representative capacity
    which a security interest is perfected.                                      (e.g., as trustee).
[_] Acquired after a change of name, identity or corporate structure        ------------------------------------------------------
    of Debtor.                                                              Filed With:  Secretary of State
[_] As to which the filing has lapsed.                                      ------------------------------------------------------
------------------------------------------------------------------------    Prepared By (Name and Address):
By: ____________________________________________________________________      Angela M. Bellanca, Esq.
     Signature of Secured Party(ies)           Title                          O'Melveny & Myers LLP
             (Required only if item is checked)                               400 S. Hope St.
                                                                              Los Angeles, CA 90071
------------------------------------------------------------------------    ------------------------------------------------------
                                                                            [_] Check to request Continuation Statement notice
                                                                                for additional fee.
----------------------------------------------------------------------------------------------------------------------------------
This Financing Statement covers the following types (or items) of property:  Check only if applicable:  [_] Products of collateral are also covered.

All of the Collateral described in Schedule I attached hereto which is incorporated herein and made a part hereof by this reference.
---------------------------------------------------------------------------------------------------------------------------------
If the collateral is crops, the crops are growing or to be grown on the following described real estate:


---------------------------------------------------------------------------------------------------------------------------------
If the collateral is (a) goods that are or are to become fixtures; (b) timber to be cut; or (c) minerals or the like (including oil and gas) or accounts resulting from the sale thereof at the wellhead or minehead, the description of the real estate concerned is: (check X in applicable box(es))
 [_]  Fixtures            [_]  Timber      [_] Minerals or accounts resulting from sale thereof at wellhead or minehead




And this Financing Statement is to be filed in the real estate records where a mortgage on such real estate would be recorded.  If the Debtor does not have an interest of record, the name of a record owner is:
------------------------------------------------------------------------------------------------------------------------------------
                                                                            THIS SPACE FOR USE OF FILING OFFICER
-----------------------------------------------------------------           (DATE, TIME, NUMBER, FILING OFFICER)
By:  /s/ K. Eugene Shutler                      C.E.O.
     ____________________________________________________________
     Signature of Debtor (or Assignor)              Title

-----------------------------------------------------------------
By:
     ____________________________________________________________
     Signature of Debtor (or Assignor)              Title


DEBTOR:  STYLES ON VIDEO, INC.
         667 RANCHO CONEJO DRIVE
         NEWBURY PARK, CA 91320




                                  SCHEDULE I

                           DESCRIPTION OF COLLATERAL

      The "Collateral" shall mean all (except as otherwise provided below) of each Debtor's right, title and interest of every kind and nature in and to the following items (but none of such Debtor's duties or obligations with respect thereto), tangible or intangible, whether now owned or in existence or hereafter acquired and all products and proceeds thereof, wherever the same may be located:

      1. Any rights, claims, judgments, awards, orders or decrees arising out of or in connection with any judicial action, litigation, arbitration, mediation or other proceedings (including any claims or rights to payment or proceeds under any insurance policy insuring any Debtor, any defendant in such action or any other person, agency or entity)(this provision being intended to create a lien on such property under Sections 2881 and 2883 of the California Civil Code, in addition to any liens under the Code.).

      2. Any rights, claims, judgments, awards, orders or decrees arising out of in connection with any tax refund or credit by the Internal Revenue Service or any state taxing authority to any Debtor with respect to any fiscal year of any Debtor or under any tax return that has been or is filed with respect to any fiscal year of any Debtor.

      3. Any and all rights to payment for goods sold or leased or for services rendered, including any such rights evidenced by Chattel Paper, whether due or to become due and whether or not earned by performance (excluding any such rights evidenced by Notes Receivable, the "Accounts");
                                           --------

      4. Any and all negotiable instruments, promissory notes, acceptances, drafts, checks, certificates of deposit and other writings that evidence a right to the payment of money by any other person or entity (the "Notes Receivable");
                                                            ----------------

      5. Any and all chattel paper, including writings that evidence both a monetary obligation and a security interest in or lease of specific goods (the "Chattel Paper");
 -------------

      6.  Any and all rights to payment;

                7. Any and all goods that may at any time be held for sale or lease or to be furnished under any contract of service, be so leased or furnished, or constitute raw materials, work in process, parts, supplies or materials that are or might be used or consumed in a business or in connection with the manufacture, selling or leasing of such goods ("Inventory");

                8. Any and all equipment and other goods (excluding Inventory), including the following personal property: machinery, machine tools, office machinery (including computers, typewriters and duplicating machines), motor vehicles, trailers, rolling stock, motors, pumps, controls, tools, parts, works of art, furniture, furnishings and trade fixtures, all athletic equipment and supplies, and all molds, dies, drawings, blueprints, reports, catalogs and computer programs related to any of the above (together with all related property described in paragraph 14, the "Equipment");
                                         ---------
                9. Any and all fixtures, including machinery, equipment or appliances for generating, storing or distributing air, water, heat, electricity, light, fuel or refrigeration, for ventilating or sanitary purposes, elevators, safes, laundry, kitchen and athletic equipment, trade fixtures, and telephone, television and other communications equipment (the "Fixtures");
 --------

               10. Any and all documents, whether or not negotiable, including bills of lading, warehouse receipts and the like (the "Documents");
                                                       ---------

               11. Any and all stocks, bonds, general and limited partnership interests, joint venture interests and other securities, subscription rights, options, warrants, puts, calls and other rights with respect thereto, and investment and brokerage accounts (the "Securities");
                                        ----------

               12. Any and all general intangibles, contract rights and other property described below (together with any property listed under paragraph 6 above, the "General Intangibles"), including the following:
            -------------------

                     (a) deposit and other accounts including demand, time savings, passbook and like accounts maintained with any bank, savings and loan association, credit union, brokerage or other institution, and any and all money, instruments and other property from time to time deposited therein or credited thereto, or received, receivable or otherwise distributed therefrom, in respect thereof or in exchange therefore, including all interest accruing thereon;

                     (b) insurance policies and all rights and claims therein or thereunder (including prepaid and unearned premiums), including insurance against casualty (including by fire or earthquake) or liability (including against environmental cleanup costs), title insurance, business interruption insurance and builders risk insurance, whether covering personal or real property;

                     (c) any and all leases of real or personal property,
                licensing agreements and other contracts, and all guarantees, warranties, royalties, license fees and rights under such contracts;

                     (d) any and all governmental approvals, including permits, licenses, certificates of use and occupancy (or their equivalents) and zoning and other approvals, and tax and other refunds, compensation, awards, payments and relief given or made by any governmental authority (including condemnation awards);

                     (e) deposits, surety and other bonds, chooses and things in action, goodwill, computer programs, computer software (including all source and object codes, all media of any type or nature on which such source or object codes are reproduced, copied, stored or maintained), technology processes, proprietary information, patents, patent applications, copyrights, copyright applications, trademarks, trademark applications, service marks, trade and other names, trade secrets and customer lists;

               13. Any and all books and records (including ledgers, correspondence, credit files, computer storage media and electronically recorded data) pertaining to any Debtor or any of the foregoing and all equipment, receptacles, containers and cabinets therefore;

               14. Any and all accessions, appurtenances, components, repairs, repair parts, spare parts, renewals, improvements, replacements, substitutions and additions to, of or with respect to any of the foregoing;

               15. Any and all rights, remedies, powers and privileges of any Debtor with respect to any of the foregoing.

Debtor:      Styles on Video, Inc.
             667 Rancho Conejo Drive
             Newbury Park, CA  91320


                                  SCHEDULE I

                          DESCRIPTION OF COLLATERAL

                The "Collateral" shall mean all (except as otherwise provided below) of each Debtor's right, title and interest of every kind and nature in and to the following items (but none of such Debtor's duties or obligations with respect thereto), tangible or intangible, whether now owned or in existence or hereafter acquired and all products and proceeds thereof, wherever the same may be located:


                1. Any rights, claims, judgments, awards, orders or decrees arising out of or in connection with any judicial action litigation, arbitration, mediation or other proceedings (including any claims or rights to payment or proceeds under any insurance policy insuring any Debtor, any defendant in such action or any other person, agency or entity) (this provision being intended to create a lien on such property under Sections 2881 and 2883 of the California Civil Code, in addition to any liens under the Code.).

                2. Any rights, claims, judgments, awards, orders or decrees arising out of or in connection with any tax refund or credit by the Internal Revenue Service or any state taxing authority to any Debtor with respect to any fiscal year of any Debtor or under any tax return that has been filed with respect to any fiscal year of any Debtor.

                3. Any and all rights to payment for goods sold or leased or for services rendered, including any such rights evidenced by Chattel Paper, whether due or to become due and whether or not earned by performance (excluding any such rights evidenced by Notes Receivable, the "Accounts");
                                                    --------

                4. Any and all negotiable instruments, promissory notes, acceptances, drafts, checks, certificates of deposit and other writings that evidence a right to the payment of money by any other person or entity (the "Notes Receivable");
 ----------------

                5. Any and all chattel paper, including writings that evidence both a monetary obligation and a security interest in or lease of specific goods (the "Chattel Paper");
      -------------

                6.   Any and all rights to payment;

      7. Any and all goods that may at any time be held for sale or lease or to be furnished under any contract of service, be so leased or furnished, or constitute raw materials, work in process, parts, supplies or materials that are or might be used or consumed in a business or in connection with the manufacture, selling or leasing of such goods ("Inventory");

      8. Any and all equipment and other goods (excluding Inventory), including the following personal property; machinery, machine tools, office machinery (including computers, typewriters and duplicating machines), motor vehicles, trailers, rolling stock, motors, pumps, controls, tools, parts, works of art, furniture, furnishings and trade fixtures, all athletic equipment and supplies, and all molds, dies, drawings, blueprints, reports, catalogs and computer programs related to any of the above (together with all related property described in paragraph 14, the "Equipment");
                                         ---------
      9. Any and all fixtures, including machinery, equipment or appliances for generating, storing or distributing air, water, heat, electricity, light, fuel or refrigeration, for ventilating or sanitary purposes, elevators, safes, laundry, kitchen and athletic equipment, trade fixtures, and telephone, television and other communications equipment (the "Fixtures") ;
                                                    --------
      10. Any and all documents, whether or not negotiable, including bills of lading, warehouse receipts, trust receipts and the like (the "Documents");
                                                              ---------

      11. Any and all stocks, bonds, general and limited partnership interests, joint venture interests and other securities, subscription rights, options, warrants, puts, calls and other rights with respect thereto, and investment and brokerage accounts (the "Securities");
                         ----------

      12. Any and all general intangibles, contract rights and other property described below (together with any property listed under paragraph 6 above, the "General Intangibles"), including the following:
 -------------------

           (a) deposit and other accounts, including demand, time savings, passbook and like accounts maintained with any bank, savings and loan association, credit union, brokerage or other institution, and any and all money, instruments and other property from time to time deposited therein or credited thereto, or received, receivable or otherwise distributed therefrom, in respect thereof or in exchange therefor, including all interest accruing thereon;

           (b) insurance policies and all rights and claims therein or thereunder (including prepaid and unearned premiums), including insurance against casualty (including by fire or earthquake) or liability (including against environmental cleanup costs), title insurance, business interruption insurance and builders risk insurance, whether covering personal or real property;

               (c) any and all leases of real or personal property, licensing agreements and other contracts, and all guarantees, warranties, royalties, license fees and rights under such contracts;

               (d) any and all governmental approvals, including permits, licenses, certificates of use and occupancy (or their equivalents) and zoning and other approvals, and tax and other refunds, compensation, awards, payments and relief given or made by any governmental authority (including condemnation awards);

               (e) deposits, surety and other bonds, choses and things in action, goodwill, computer programs, computer software (including all source and object codes, all media of any type or nature on which such source or object codes are reproduced, copied, stored or maintained), technology processes, proprietary information, patents, patent applications, copyrights, copyright applications, trademarks, trademark applications, service marks, trade and other names, trade secrets and customer lists;

          13. Any and all books and records (including ledgers, correspondence, credit files, computer software, computer storage media and electronically recorded data) pertaining to any Debtor or any of the foregoing and all equipment, receptacles, containers and cabinets therefor;

          14. Any and all accessions, appurtenances, components, repairs, repair parts, spare parts, renewals, improvements, replacements, substitutions and additions to, of or with respect to any of the foregoing;

          15. Any and all rights, remedies, powers and privileges of any Debtor with respect to any of the foregoing.

Debtor:   Forever Yours, Inc.
          667 Rancho Conejo Drive
          Newbury Park, CA 91320



                                  SCHEDULE I

                           Description of Collateral


          The "Collateral" shall mean all (except as otherwise provided below) of each Debtor's right, title and interest of every kind and nature in and to the following items (but none of such Debtor's duties or obligations with respect thereto), tangible or intangible, whether now owned or in existence or hereafter acquired and all products and proceeds thereof, wherever the same may be located:

          1. Any rights, claims, judgments, awards, orders or decrees arising out of or in connection with any judicial action, litigation, arbitration, mediation or other proceedings (including any claims or rights to payment or proceeds under any insurance policy insuring any Debtor, any defendant in such action or any other person, agency or entity) (this provision being intended to create a lien on such property under Sections 2881 and 2883 of the California Civil Code, in addition to any liens under the Code.).

          2. Any rights, claims, judgments, awards, orders or decrees arising out of or in connection with any tax refund or credit by the Internal Revenue Service or any state taxing authority to any Debtor with respect to any fiscal year of any Debtor or under any tax return that has been or is filed with respect to any fiscal year of any Debtor.

          3. Any and all rights to payment for goods sold or leased or for services rendered, including any such rights evidenced by Chattel Paper, whether due or to become due and whether or not earned by performance (excluding any such rights evidenced by Notes Receivable, the "Accounts");
                                                --------

          4. Any and all negotiable instruments, promissory notes, acceptances, drafts, checks, certificates of deposit and other writings that evidence a right to the payment of money by any other person or entity (the "Notes Receivable");
 ----------------

          5. Any and all chattel paper, including writings that evidence both a monetary obligation and a security interest in or lease of specific goods (the "Chattel Paper");
 -------------

          6.   Any and all rights to payment;

          7. Any and all goods that may at any time be held for sale or lease or to be furnished under any contract of service, be so leased or furnished, or constitute raw materials, work in process, parts, supplies or materials that are or might be used or consumed in a business or in connection with the manufacture, selling or leasing of such goods ("Inventory");

          8. Any and all equipment and other goods (excluding Inventory), including the following personal property: machinery, machine tools, office machinery (including computers, typewriters and duplicating machines), motor vehicles, trailers, rolling stock, motors, pumps, controls, tools, parts, works of art, furniture, furnishings and trade fixtures, all athletic equipment and supplies, and all molds, dies, drawings, blueprints, reports, catalogs and computer programs related to any of the above (together with all related property described in paragraph 14, the "Equipment");
                                         ---------

          9. Any and all fixtures, including machinery, equipment or appliances for generating, storing or distributing air, water, heat, electricity, light, fuel or refrigeration, for ventilating or sanitary purposes, elevators, safes, laundry, kitchen and athletic equipment, trade fixtures, and telephone, television and other communications equipment (the "Fixtures");
                                                               --------

          10. Any and all documents, whether or not negotiable, including bills of lading, warehouse receipts, trust receipts and the like (the "Documents");
                                                                 ---------

          11. Any and all stocks, bonds, general and limited partnership interests, joint venture interests and other securities, subscription rights, options, warrants, puts, calls and other rights with respect thereto, and investment and brokerage accounts (the "Securities");
                                        ----------

          12. Any and all general intangibles, contract rights and other property described below (together with any property listed under paragraph 6 above, the "General Intangibles"), including the following:
            -------------------

               (a) deposit and other accounts, including demand, time savings, passbook and like accounts maintained with any bank, savings and loan association, credit union, brokerage or other institution, and any and all money, instruments and other property from time to time deposited therein or credited thereto, or received, receivable or otherwise distributed therefrom, in respect thereof or in exchange therefor, including all interest accruing thereon;

               (b) insurance policies and all rights and claims therein or thereunder (including prepaid and unearned premiums), including insurance against casualty (including by fire or earthquake) or liability (including against environmental cleanup costs), title insurance, business interruption insurance and builders risk insurance, whether covering personal or real property;

               (c) any and all leases of real or personal property, licensing agreements and other contracts, and all guarantees, warranties, royalties, license fees and rights under such contracts;

               (d) any and all governmental approvals, including permits, licenses, certificates of use and occupancy (or their equivalents) and zoning and other approvals, and tax and other refunds, compensation, awards, payments and relief given or made by any governmental authority (including condemnation awards);

               (e) deposits, surety and other bonds, choses and things in action, goodwill, computer programs, computer software (including all source and object codes, all media of any type or nature on which such source or object codes are reproduced, copied, stored or maintained), technology processes, proprietary information, patents, patent applications, copyrights, copyright applications, trademarks, trademark applications, service marks, trade and other names, trade secrets and customer lists;

          13. Any and all books and records (including ledgers, correspondence, credit files, computer software, computer storage media and electronically recorded data) pertaining to any Debtor or any of the foregoing and all equipment, receptacles, containers and cabinets therefor;

          14. Any and all accessions, appurtenances, components, repairs, repair parts, spare parts, renewals, improvements, replacements, substitutions and additions to, of or with respect to any of the foregoing;

          15. Any and all rights, remedies, powers and privileges of any Debtor with respect to any of the foregoing.